(THE ROCKLAND GROWTH FUND LOGO)

                                   PROSPECTUS
                                JANUARY 28, 2000

                            THE ROCKLAND GROWTH FUND
                              INSTITUTIONAL CLASS

                        (THE ROCKLAND GROWTH FUND LOGO)

                                   PROSPECTUS

                                January 28, 2000

                              Institutional Class
                            THE ROCKLAND GROWTH FUND
                                  a Series of

                            The Rockland Funds Trust

                                 P. O. Box 701
                        Milwaukee, Wisconsin 53201-0701

                           Telephone:  1-800-497-3933

                         Website:  www.rocklandfund.com

                      GREENVILLE CAPITAL MANAGEMENT, INC.
                               Investment Adviser

The investment objective of The Rockland Growth Fund (the "Fund") is to seek capital appreciation. The Fund will, under normal market conditions, invest its assets primarily in equity securities of domestic small capitalization companies, with an emphasis on those companies whose growth potential, in the opinion of the Fund's investment adviser, GREENVILLE CAPITAL MANAGEMENT, INC., has been overlooked by Wall Street analysts.

Please read this Prospectus carefully and keep it for future reference.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS
                                                                       PAGE NO.
RISK/RETURN SUMMARY                                                        3
FUND FEES AND EXPENSES                                                     5
INVESTMENT STRATEGY AND APPROACH                                           6
IMPLEMENTATION OF INVESTMENT OBJECTIVE                                     6
FUND MANAGEMENT                                                            7
CUSTODIAN, TRANSFER AGENT, ADMINISTRATOR AND FUND ACCOUNTANT               8
DISTRIBUTOR                                                                8
HOW TO PURCHASE FUND SHARES                                                8
HOW TO REDEEM SHARES                                                       9
VALUATION OF FUND SHARES                                                  10
DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX TREATMENT                  11
YEAR 2000 ISSUES                                                          11
FINANCIAL HIGHLIGHTS OF THE FUND                                          12
ADDITIONAL INFORMATION                                                    15

                              RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE

  The investment objective of the Fund is to seek capital appreciation.

INVESTMENT ADVISER

  Greenville Capital Management, Inc. ("GCM") is the investment adviser to the Fund. GCM was organized in 1989 and acts as the investment adviser to individual and institutional clients with investment portfolios of approximately $394 million.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests primarily in high quality growth companies with an emphasis on those domestic companies whose growth potential, in GCM's opinion, has been overlooked by Wall Street analysts. The Fund will emphasize investments in equity securities of small capitalization companies.

PRINCIPAL RISKS

  Risks associated with investing in the Fund include the risks that:

  (1) the market value of the Fund's portfolio may fluctuate unpredictably due to overall market trends; and

  (2) a strategy used by GCM, including using short positions, may fail to produce the intended result.

  MARKET CONDITIONS. Because the stock market and individual stock prices fluctuate, you may receive more or less money than you originally invested. Individual stock prices do not necessarily correlate to overall market moves. The stock market has for a number of years experienced strong growth, however, the market is also subject to periods of poor performance.

  SHORT POSITIONS. The Fund intends to use short positions to reduce the Fund's overall risk. However, short positions are risky and there is no guarantee that the stocks which are sold short by the Fund will decline in value. If GCM is incorrect in determining which stocks to sell short, the Fund will experience a loss on the position.

  SMALL-CAP STOCKS. Small capitalization companies may not have the size, resources or other assets of large capitalization companies. Small capitalization companies may be subject to greater market risks and fluctuations in value than large capitalization companies and may not correspond to changes in value of the stock market in general.

  SUITABILITY. The Fund is not a short-term investment vehicle. Rather, it is suitable for long-term investors only who seek to invest a portion of their overall portfolio in an aggressive equity mutual fund. You must be willing to accept a high degree of volatility and have no immediate financial requirements for this investment. The Fund is designed for those investors who are willing to accept a higher degree of risk with the potential for higher returns in the future.

  You should be aware that you could lose money by investing in the Fund.

PAST PERFORMANCE

  The performance information that follows gives some indication of how the Fund's performance can vary. The bar chart indicates the risks of investing in the Fund by showing the changes in the Fund's performance from year to year (on a calendar year basis). The table shows the Fund's average annual return for one year and since the Fund's inception, compared with a broad measure of market performance. Please remember that the Fund's past performance does not reflect how the Fund may perform in the future.

                                    CALENDAR
                               YEAR TOTAL RETURNS
                         1997                    19.59%
                         1998                    25.13%
                         1999                   109.26%

                        BEST AND WORST QUARTERLY RETURNS
                       61.11%         (4th quarter, 1999)
                      -17.02%         (3rd quarter, 1998)

                          AVERAGE ANNUAL TOTAL RETURNS
                                 AS OF 12/31/99
                                                      1 YEAR   SINCE INCEPTION
                                                      ------   ---------------
  Fund                                                109.26%       45.93%
  Russell 2000 Index
    (with dividends reinvested)*<F1>                   21.35%       13.75%
  S&P 500 Index (with dividends reinvested)*<F1>       21.04%       25.91%
  NASDAQ Composite Index*<F1>                          86.13%       45.53%

*<F1> The Russell 2000 Index is an unmanaged index generally representative of the U.S. market for small cap stocks. The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market for large cap stocks. The NASDAQ Composite Index is an unmanaged index generally representative of the market for over-the-counter stocks. The Fund returns presented above include operating expenses that reduce returns, while the returns of the Russell 2000, S&P 500 and NASDAQ Composite Indexes do not include operating expenses.

                          FUND FEES AND EXPENSES

  The table and footnotes which follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                            INSTITUTIONAL CLASS
                                                            -------------------
     SHAREHOLDER FEES
     (fees paid directly from your investment)

     Maximum Sales Charge (Load) Imposed on Purchases
       (as a percentage of offering price)                        NONE
     Maximum Deferred Sales Charge (Load)
       (as a percentage of offering price)                        NONE
     Redemption Fee (as a percentage of amount redeemed)          NONE*<F3>
     Exchange Fee                                                 NONE

     ANNUAL FUND OPERATING EXPENSES
     (expenses that are deducted from Fund assets)

     Management Fees                                              1.00%
     Distribution (12b-1) Fees                                    NONE
     Other Expenses                                               1.31%(1)<F2>
                                                                 -------
     TOTAL ANNUAL FUND OPERATING EXPENSES                         2.31%
          Expenses Reimbursed by the Fund's Adviser              (0.56)%
                                                                 -------
     NET OPERATING EXPENSES                                       1.75%

     (1)<F2> For the fiscal year ended September 30, 1999, GCM agreed to waive a portion of its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Institutional Class' Total Operating Expenses did not exceed 1.75% of the Fund's average daily net assets. GCM has agreed to continue this waiver/reimbursement policy for the year ending September 30, 2000.

      *<F3> There is a service fee of $12.00 for redemptions effected via wire transfer.

                                    EXAMPLE

  The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you have a 5% return each year and that the Fund's total annual operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

               1 YEAR     3 YEARS     5 YEARS        10 YEARS
               ------     -------     -------        --------
                $178        $665       $1,179         $2,590

                      ADDITIONAL INFORMATION ABOUT THE FUND

                        INVESTMENT STRATEGY AND APPROACH

  In managing the Fund's portfolio, GCM seeks to make investments in growth stocks with an emphasis on those domestic companies whose growth potential, in GCM's opinion, been overlooked by Wall Street analysts. The Fund will generally invest in companies with market capitalizations ranging from $100 million to $2 billion. GCM's general approach is to take advantage of investment and trading opportunities that investors might not otherwise have the time, expertise or inclination to exploit themselves.

  When making investment decisions, GCM generally evaluates the fundamental and technical prospects for a company using information and analyses from numerous sources. GCM evaluates a company's sales and earnings growth; earnings power, trends and predictability; industry, economic and political trends; relative valuation; and liquidity, to determine whether the security has the growth potential suitable for the Fund. The Fund buys securities GCM believes possess earnings prospects that have been underestimated by Wall Street analysts. The Fund typically sells a security when it shows deteriorating fundamentals or its earnings fall short of GCM's expectations. The Fund may also employ rapid trading strategies to capture incremental changes in the prices of securities and to enhance the Fund's after-tax return.

                     IMPLEMENTATION OF INVESTMENT OBJECTIVE

IN GENERAL

  In implementing its investment objective, the Fund may invest in the following securities and use the following investment techniques, all with the following associated risks.

TEMPORARY STRATEGIES

  When GCM believes that adverse economic or market conditions justify such action, the Fund may invest up to 100% of its assets temporarily in short-term fixed-income securities. Short-term fixed-income securities include U.S. government securities, certificates of deposit, bank time deposits, bankers' acceptances, repurchase agreements and commercial paper and commercial paper master notes rated A-1 or better by S&P, Prime-1 or better by Moody's, Duff 2 or higher by D&P or Fitch 2 or higher by Fitch. It is impossible to predict when or for how long GCM may employ these strategies for the Fund. To the extent the Fund engages in any of these temporary strategies, the Fund may not achieve its investment objective.

ILLIQUID SECURITIES.

  The Fund may invest up to 10% of the value of its net assets in illiquid securities.

ADRS

  The Fund may invest up to 25% of the value of its net assets in ADRs or other instruments denominated in U.S. dollars. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security and denominated in U.S. dollars. Investments in ADRs may involve risks which are in addition to the usual risks inherent in domestic investments. In many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. Additionally, many foreign companies are not subject to uniform accounting, auditing and financial reporting standards. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

OPTIONS AND FUTURES TRANSACTIONS.

  The Fund may engage in options and futures transactions which are sometimes
referred to as derivative transactions.   The Fund's options and futures
transactions may include instruments such as stock index options and futures contracts. Such transactions may be used for several reasons, including hedging unrealized portfolio gains. The Fund will not enter into options and futures transactions if more than 50% of the Fund's net assets would be committed to such instruments. The Fund may hold a futures or options position until its expiration, or it can close out such a position before then at current value if a liquid secondary market is available. If the Fund cannot close out a position, it may suffer a loss apart from any loss or gain experienced at the time the Fund decided to close the position.

SHORT SALES

  The Fund may engage in short sale transactions in securities listed on one or more national securities exchanges, or in unlisted securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, the Fund incurs an obligation to replace the borrowed security at whatever its price may be at the time the Fund purchases it for delivery to the lender. When a short sale transaction is closed out, any gain or loss on the transaction is taxable as a short term capital gain or loss. All short sales will be fully collateralized, and no short sale will be effected which would cause the aggregate market value of all securities sold short to exceed 25% of the value of the Fund's net assets. The Fund limits short sales of any one issuer's securities to 2% of the Fund's total assets and to 2% of any one class of the issuer's securities.

SHORT-TERM TRADING

  The Fund trades actively and frequently. The Fund's portfolio turnover rates for the fiscal years ending September 30, 1999, 1998 and the fiscal period ending September 30, 1997 were 814.67%, 353.27% and 204.05%, respectively. The portfolio turnover rate indicates changes in the Fund's securities holdings; generally if all the securities in the Fund at the beginning of the period are replaced by the end of the period, the turnover rate would be 100%. You may realize taxable gains as a result of such frequent trading of the Fund's assets and the Fund will incur transaction costs in connection with buying and selling securities. Tax and transaction costs lower the Fund's effective return for investors. Long-term capital gains are desirable from a taxation standpoint and GCM strives for these gains where possible. Trading focuses on low transaction costs and efficient trading systems.

                                FUND MANAGEMENT

  The Fund has entered into an Investment Advisery Agreement with GCM under which GCM manages the Fund's investments and business affairs, subject to the supervision of the Fund's Board of Trustees.

  GCM was founded in 1989 and serves as investment adviser to individual and institutional clients. As of December 31, 1999, GCM managed approximately $394 million in assets. GCM is located at 100 South Rockland Falls Road, Rockland, Delaware 19732. Under the Investment Advisery Agreement the Fund compensates GCM for its investment advisery services at the annual rate of 1.00% of the Fund's average daily net assets. For the fiscal year ended September 30, 1999, GCM agreed to waive its management fee and/or reimburse the operating expenses to the extent necessary to ensure that the Institutional class' total operating expenses did not exceed 1.75% of the Fund's average daily net assets. GCM has agreed to continue this waiver/reimbursement policy for the fiscal year ending September 30, 2000. Any such waiver or reimbursement will have the effect of lowering the overall expense ratio for the Institutional class and increasing the Institutional class' overall return to investors at the time any such amounts were waived and/or reimbursed.

  The Fund is currently managed by Richard H. Gould. Mr. Gould has been with GCM since 1994. Prior to joining GCM, Mr. Gould was an equity analyst with PNC Investment Management and co-managed the PNC Small Cap Growth Fund, currently called the Blackrock Small Cap Growth Fund. Mr. Gould is a Chartered Financial Analyst and a Chartered Market Technician. Mr. Gould received his BS in 1982 and his MBA in Finance in 1985 from The Pennsylvania State University.

  Charles S. Cruice has been the President of GCM since 1989. Mr. Cruice began his career at Dean Witter Reynolds, Inc. in 1974 and joined Friess Associates Inc., an investment management company, in 1978. Mr. Cruice holds a BA from the University of Denver.

                    CUSTODIAN, TRANSFER AGENT, ADMINISTRATOR
                              AND FUND ACCOUNTANT

  Firstar Bank, N.A. ("Firstar Bank"), acts as custodian of the Fund's assets. Firstar Mutual Fund Services, LLC ("Firstar") acts as transfer agent (the "Transfer Agent") for the Fund and as the Fund's Administrator and Fund Accountant.

                                  DISTRIBUTOR

  AmeriPrime Financial Securities, Inc. (the "Distributor"), serves as the principal underwriter to distribute the Fund's shares. Pursuant to an Underwriting Agreement with the Fund, the Distributor will be paid an annual fee.

                          HOW TO PURCHASE FUND SHARES

INITIAL INVESTMENT -- MINIMUM $10,000

  You may purchase Institutional class shares by completing the enclosed application and mailing it along with a check or money order payable to "The Rockland Growth Fund Institutional Class," to your securities dealer, the Distributor or the Transfer Agent. The minimum initial investment in the Fund's Institutional class is $10,000. Subsequent investments in the amount of at least $250 may be made by mail or by wire. For individual retirement accounts ("IRAs"), the minimum initial investment is $2,000. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment should be made by check or money order drawn on a U.S. bank, savings and loan, or credit union. Minimum investments are waived for employee benefit plans qualified under Sections 401, 403(b)(7) or 457 of the Internal Revenue Code. These minimums can be changed or waived by the Fund at any time. Shareholders will be given at least 30 days' notice of any increase in the minimum dollar amount of subsequent investments.

  If your check does not clear, you will be charged a $25.00 service fee. You will also be responsible for any losses suffered by the Institutional class as a result. Neither cash nor third-party checks will be accepted. All applications to purchase Institutional class shares are subject to acceptance by the Fund and are not binding until so accepted. The Fund reserves the right to decline or accept a purchase order application in whole or in part.

WIRE PURCHASES

  You may purchase Institutional class shares by wire. Please instruct your bank to use the following instructions when wiring funds:

  Wire to:          Firstar Bank, N.A.
                    ABA Number 075000022

  Credit:           Firstar Mutual Fund Services, LLC
                    Account 112-952-137

  Further Credit:   The Rockland Growth Fund, Institutional class
                    (shareholder account number)
                    (shareholder name/account registration)

  Please call 1-800-497-3933 prior to wiring any funds to notify the Transfer Agent that the wire is coming and to confirm the wire instructions. The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

TELEPHONE PURCHASES

  You may purchase Institutional class shares by moving money from your bank account to your Fund account. Only bank accounts held at domestic financial institutions can be used for telephone transactions. To have your Institutional class shares purchased at the net asset value determined as of the close of regular trading on a given date, the Transfer Agent must receive both the purchase order and payment by Electronic Funds Transfer before the close of regular trading on such date. Most transfers are completed within three business days. Telephone transactions may not be used for initial purchases of Institutional class shares.

AUTOMATIC INVESTMENT PLAN -- MINIMUM $250.

  The Automatic Investment Plan ("AIP") allows you to make regular, systematic investments in the Fund from your bank checking account. To establish the AIP, complete the Fund's AIP application. Under the AIP, you may choose to make investments on any business day from your financial institution in amounts of $250 or more.

  The AIP is a method of using dollar cost averaging which is an investment strategy that involves investing a fixed amount of money at a regular time interval. However, a program of regular investment cannot ensure a profit or protect against a loss from declining markets. By always investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Please refer to the SAI for additional information regarding the AIP, or call 1-800-497-3933.

SUBSEQUENT INVESTMENTS -- MINIMUM $250.

  Additions to your account may be made by mail, wire or telephone. When making an additional purchase by mail, enclose a check payable to "The Rockland Growth Fund Institutional Class" along with the Additional Investment Form provided on the lower portion of your account statement. To make an additional purchase by wire, please use the wiring instructions listed above.

                             HOW TO REDEEM SHARES.

IN GENERAL

  You may request redemption of part or all of your Institutional class shares at any time. No redemption request will become effective until all documents have been received in proper form (as described below) by the Transfer Agent. You should contact the Transfer Agent for further information concerning documentation required for a redemption of Institutional class shares. The Fund normally will mail your redemption proceeds the next business day and, in any event, no later than seven business days after receipt of a redemption request in good order. However, if you make a purchase by check, the Fund may hold payment on redemption proceeds until it is reasonably satisfied that the check has cleared; this may take up to twelve days from the purchase date.

  Redemptions may also be made through brokers or dealers. Such redemptions will be effected at the net asset value next determined after the Fund receives the broker or dealer's instruction to redeem shares. Some brokers or dealers may charge a fee in connection with such redemptions.

  Investors who have an Individual Retirement Account ("IRA") must indicate on their redemption requests whether or not federal income tax should be withheld. Redemption requests failing to indicate an election will be subject to withholding.

WRITTEN REDEMPTION

  For most redemption requests, you need only furnish a written, unconditional request to the Fund's Transfer Agent. Requests for redemption must be signed exactly as the shares are registered, including the signature of each joint owner. You must also specify the number of shares or dollar amount to be redeemed. Redemption proceeds made by written redemption request may also be wired to a commercial bank that you have authorized on your account application. The Transfer Agent charges a $12.00 service fee for wire transactions. Additional documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent's post office box, of redemption requests does not constitute receipt by the Transfer Agent or the Fund. Do not mail letters by overnight courier to the post office box. Any written redemption requests received within 15 days after an address change must be accompanied by a signature guarantee.

TELEPHONE REDEMPTION.

  You may also redeem your shares by calling the Transfer Agent at 1-800-497-3933. In order to utilize this procedure, you must have previously elected this option on your account application, and the redemption proceeds must be mailed directly to you or a predesignated account. To change the designated account, send a written request with signature(s) guaranteed to the Transfer Agent. To change the address, call the Transfer Agent or send a written request with signature(s) guaranteed to the Transfer Agent. No telephone redemptions may be made within 15 days of any address change. The Fund reserves the right to limit the number of telephone redemptions you may make. You may not modify or cancel a telephone redemption request.

  The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmations of all such transactions, and/or tape recording all telephone instructions. Assuming procedures such as the above have been followed, neither the Fund nor the Transfer Agent will be liable for any loss, cost or expense for acting upon an investor's telephone instructions or for any unauthorized telephone redemption. The Fund reserves the right to refuse a telephone redemption request.

SIGNATURE GUARANTEES

  Signature guarantees are required for:

  (i) redemption requests to be mailed or wired to a person other than the registered owner(s) of the shares;

  (ii) redemption requests to be mailed or wired to other than the address of record; and

  (iii) any redemption request if a change of address request has been received by the Fund or Transfer Agent within the last 15 days.

  A signature guarantee may be obtained from any eligible guarantor including banks, savings associations, credit unions, brokerage firms and others.

TERMINATION OF ACCOUNTS.

  Your account may be terminated by the Fund on not less than 30 days' written notice if, at the time of any redemption of shares in your account, the value of the remaining shares in the account falls below $10,000. Upon any such termination, a check for the redemption proceeds will be sent to the account of record within seven days of the redemption.

                            VALUATION OF FUND SHARES

  The Fund's share price is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business and is calculated by taking the fair value of the Institutional class' total assets, including interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The Fund does not determine its net asset value on days the NYSE is closed. Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays falls on a Saturday, the NYSE is not open on the preceding Friday and if a holiday falls on a Sunday, the NYSE is not open on the following Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period.

                     DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS
                               AND TAX TREATMENT.

  For federal income tax purposes, all dividends and distributions of net realized short-term capital gains you receive from the Fund are taxable to you as ordinary income whether reinvested in additional shares or received in cash. Distributions of net realized long-term capital gains you receive from the Fund, whether received in cash or reinvested in additional shares, are taxable as a capital gain. The capital gain holding period and the applicable tax rate is determined by the length of time the Fund has held the security and not the length of time you have held shares in the Institutional class. You will be informed annually as to the amount and nature of all dividends and capital gains paid during the prior year. Such capital gains and dividends may also be subject to state or local taxes. If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.

  Dividends and capital gains, if any, are usually distributed annually in December. When a dividend or capital gain is distributed, the Institutional class' net asset value will decrease by the amount of the payment. A dividend paid shortly after the purchase of Institutional shares will reduce the net asset value of the shares purchased by the amount of the dividend. All dividends or capital gains distributions will automatically be reinvested in additional shares of the Institutional class at the then prevailing net asset value unless you specifically request that either dividends or capital gains or both be paid in cash. The election to receive dividends in cash or reinvest them in shares may be changed by writing to the Fund at P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Such notice must be received at least 10 days prior to the record date of any dividend or capital gain distribution.

                                YEAR 2000 ISSUES

  The Fund's operations depend on the seamless functioning of computer systems in the financial service industry, including those of GCM, Firstar and Firstar Bank. GCM has made compliance with Year 2000 issues a high priority and has taken steps that it believes are reasonably designed to address Year 2000 issues with respect to its computer systems. Comparable steps were being taken by Firstar and Firstar Bank. GCM does not anticipate that Year 2000 issues will have a material impact on its ability to continue to fulfill its duties as investment adviser to the Fund. However, there can be no assurance that the value of the Fund's investments will not be adversely affected by Year 2000 issues.

                        FINANCIAL HIGHLIGHTS OF THE FUND

  The financial highlights table is intended to help you understand the Fund's financial performance for the Fund's Institutional shares for the period from December 2, 1996 (commencement of operations) through September 30, 1997 and for the fiscal years ending September 30, 1998 and 1999. Certain information reflects financial results for a single Fund share. The total returns presented in the table represent the rate that an investor would have earned on an investment in the Fund for the stated periods (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

                                                                                                            DECEMBER 2, 1996 (1)<F4>
                                                                       YEAR ENDED            YEAR ENDED             THROUGH
                                                                   SEPTEMBER 30, 1999    SEPTEMBER 30, 1998    SEPTEMBER 30, 1997
                                                                   ------------------    ------------------    ------------------
Per Share Data:
Net asset value, beginning of period                                     $ 11.21              $ 14.43               $ 10.00
Income from investment operations:
   Net investment loss                                                     (0.20)(3)<F6>        (0.17)(2)<F5>         (0.11)(3)<F6>
   Net realized and unrealized gains (losses)
     on investments                                                         8.33                (2.73)                 4.56
                                                                         -------              -------               -------
          Total from investment operations                                  8.13                (2.90)                 4.45
                                                                         -------              -------               -------

Less distributions:
   Dividends in excess of net investment income                               --                   --                 (0.02)
   Distributions in excess of net realized gains                              --                (0.18)                   --
   Return of capital                                                          --                (0.14)                   --
                                                                         -------              -------               -------
          Total distributions                                                 --                (0.32)                (0.02)
                                                                         -------              -------               -------
Net asset value, end of period                                           $ 19.34              $ 11.21               $ 14.43
                                                                         -------              -------               -------
                                                                         -------              -------               -------

Total return (4)<F7>                                                      72.52%              (20.21%)               44.53%

Supplemental data and ratios:
   Net assets, end of period                                         $21,561,339          $10,681,337           $10,858,957
   Ratio of operating expenses
     to average net assets (5)<F8>(6)<F9>                                  1.75%                1.75%                 1.75%
   Ratio of net investment loss
     to average net assets (5)<F8>(6)<F9>                                 (1.34%)              (1.47%)              (1.11)%
   Portfolio turnover rate (7)<F10>                                      814.67%              353.27%               204.05%

(1)<F4>   Commencement of operations.
(2)<F5> Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)<F6> Net investment loss per share represents net investment loss divided by the monthly average shares of beneficial interest outstanding throughout the period.
(4)<F7>   Not annualized for the period December 2, 1996 through September 30,
          1997.
(5)<F8>   Annualized for the period December 2, 1996 through September 30, 1997.
(6)<F9> Without expense reimbursements of $96,798, $107,092 and $120,419 for the years ended September 30, 1999, 1998 and the period December 2, 1996 through September 30, 1997, respectively, the ratio of operating expenses to average net assets would have been 2.31%, 2.60% and 3.98%, respectively, and the ratio of net investment loss to average net assets would have been (1.90%), (2.32%) and (3.35%), respectively.
(7)<F10> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                              ADDITIONAL INFORMATION

                                    TRUSTEES
                               Mr. Charles Cruice
                               Mr. Richard Gould
                              Mr. Edwin Moats, Jr.
                               Dr. Peter Utsinger
                               Mr. Richard Vague

                                    OFFICERS
                         Mr. Charles Cruice, President
                          Mr. Richard Gould, Treasurer
                          Mr. Jeffrey Rugen, Secretary

                               INVESTMENT ADVISER
                      Greenville Capital Management, Inc.
                         100 South Rockland Falls Road
                              Rockland, DE  19732

                                   CUSTODIAN
                               Firstar Bank, N.A.
                           777 East Wisconsin Avenue
                              Milwaukee, WI  53202

               TRANSFER AGENT, ADMINISTRATOR AND FUND ACCOUNTANT
                       Firstar Mutual Fund Services, LLC
                                 1-800-497-3933

     For overnight deliveries, use:       For regular mail deliveries, use:
       Third Floor                          P.O. Box 701
       615 East Michigan Street             Milwaukee, WI 53201-0701
       Milwaukee, WI  53202

                            INDEPENDENT ACCOUNTANTS
                                    KPMG LLP
                              303 E. Wacker Drive
                               Chicago, IL  60601

                                  DISTRIBUTOR
                      AmeriPrime Financial Securities Inc.
                        1793 Kingswood Drive, Suite 200
                            Southlake, Texas  76092

                                 LEGAL COUNSEL
                          Morgan, Lewis & Bockius LLP
                               1701 Market Street
                            Philadelphia, PA  19103

                        (THE ROCKLAND GROWTH FUND LOGO)

  The SAI contains additional information about the Fund. Additional information about the Fund's investments is contained in the Fund's annual and semi-annual reports to shareholders. The Fund's annual report provides a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's SAI, which is incorporated by reference into this Prospectus, annual reports and semi-annual reports are available without charge upon request to the address, toll-free telephone number, or Website noted on the cover page of this Prospectus. These documents may also be obtained from certain financial intermediaries who purchase or sell Fund shares. General inquiries regarding the Fund can be directed to the Fund at the address and toll-free telephone number on the cover page of this Prospectus.

  Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Please call the SEC at 1-800-SEC-0330 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are also available on the SEC's Internet Website located at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

  No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Fund's Statement of Additional Information ("SAI"), and if given or made, such information or representations may not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer to sell securities in any state to any person to whom it is unlawful to make such offer in such state.

  The Fund's 1940 Act File Number is 811-7743.

                        (THE ROCKLAND GROWTH FUND LOGO)

                                   PROSPECTUS

                                JANUARY 28, 2000

                            THE ROCKLAND GROWTH FUND
                                  RETAIL CLASS

                        (THE ROCKLAND GROWTH FUND LOGO)

                                   PROSPECTUS

                                January 28, 2000

                                  Retail Class
                            THE ROCKLAND GROWTH FUND
                                  a Series of

                            The Rockland Funds Trust

                                 P. O. Box 701
                        Milwaukee, Wisconsin 53201-0701

                           Telephone:  1-800-497-3933

                         Website:  www.rocklandfund.com

                      GREENVILLE CAPITAL MANAGEMENT, INC.
                               Investment Adviser

The investment objective of The Rockland Growth Fund (the "Fund") is to seek capital appreciation. The Fund will, under normal market conditions, invest its assets primarily in equity securities of domestic small capitalization companies, with an emphasis on those companies whose growth potential, in the opinion of the Fund's investment adviser, GREENVILLE CAPITAL MANAGEMENT, INC., has been overlooked by Wall Street analysts.

Please read this Prospectus carefully and keep it for future reference.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS
                                                                     PAGE NO.
RISK/RETURN SUMMARY                                                      3
FUND FEES AND EXPENSES                                                   5
INVESTMENT STRATEGY AND APPROACH                                         6
IMPLEMENTATION OF INVESTMENT OBJECTIVE                                   6
FUND MANAGEMENT                                                          7
CUSTODIAN, TRANSFER AGENT, ADMINISTRATOR AND FUND ACCOUNTANT             8
DISTRIBUTOR                                                              8
HOW TO PURCHASE FUND SHARES                                              8
HOW TO REDEEM SHARES                                                    10
VALUATION OF FUND SHARES                                                12
DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX TREATMENT                12
YEAR 2000 ISSUES                                                        12
FINANCIAL HIGHLIGHTS OF THE FUND                                        13
ADDITIONAL INFORMATION                                                  15

                              RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE

  The Fund's investment objective is to seek capital appreciation.

INVESTMENT ADVISER

  Greenville Capital Management, Inc. ("GCM") is the investment adviser to the Fund. GCM was organized in 1989 and acts as the investment adviser to individual and institutional clients with investment portfolios of approximately $394 million.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests primarily in high quality growth companies with an emphasis on those domestic companies whose growth potential, in GCM's opinion, has been overlooked by Wall Street analysts. The Fund will emphasize investments in equity securities of small capitalization companies.

PRINCIPAL RISKS

  Risks associated with investing in the Fund include the risks that:

  (1) the market value of the Fund's portfolio may fluctuate unpredictably due to overall market trends; and

  (2) a strategy used by GCM, including using short positions, may fail to produce the intended result.

  MARKET CONDITIONS. Because the stock market and individual stock prices fluctuate, you may receive more or less money than you originally invested. Individual stock prices do not necessarily correlate to overall market moves. The stock market has for a number of years experienced strong growth, however, the market is also subject to periods of poor performance.

  SHORT POSITIONS. The Fund intends to use short positions to reduce the Fund's overall risk. However, short positions are risky and there is no guarantee that the stocks which are sold short by the Fund will decline in value. If GCM is incorrect in determining which stocks to sell short, the Fund will experience a loss on the position.

  SMALL-CAP STOCKS. Small capitalization companies may not have the size, resources or other assets of large capitalization companies. Small capitalization companies may be subject to greater market risks and fluctuations in value than large capitalization companies and may not correspond to changes in value of the stock market in general.

  SUITABILITY. The Fund is not a short-term investment vehicle. Rather, it is suitable for long-term investors only who seek to invest a portion of their overall portfolio in an aggressive equity mutual fund. You must be willing to accept a high degree of volatility and have no immediate financial requirements for this investment. The Fund is designed for those investors who are willing to accept a higher degree of risk with the potential for higher returns in the future.

  You should be aware that you could lose money by investing in the Fund.

PAST PERFORMANCE

  The performance information that follows gives some indication of how the Fund's performance can vary. The bar chart indicates the risks of investing in the Fund by showing the changes in the Fund's performance from year to year (on a calendar year basis). The table shows the Fund's average annual return for one year and since the Fund's inception, compared with a broad measure of market performance. Please remember that the Fund's past performance does not reflect how the Fund may perform in the future.

                                    CALENDAR
                               YEAR TOTAL RETURNS
                         1997                    19.39%
                         1998                    24.83%
                         1999                   108.95%

               *<F11> The bar chart does not reflect the sales load and if reflected, the Fund's returns would be lower.

                        BEST AND WORST QUARTERLY RETURNS
                       60.97%          (4th quarter, 1999)
                      -17.08%          (3rd quarter, 1998)

                          AVERAGE ANNUAL TOTAL RETURNS
                                 AS OF 12/31/99
                                                       1 YEAR   SINCE INCEPTION
                                                       ------   ---------------
  Fund*<F12>                                           102.66%       44.15%
  Russell 2000 Index
    (with dividends reinvested)**<F13>                  21.35%       13.75%
  S&P 500 Index (with dividends reinvested)**<F13>      21.04%       25.91%
  NASDAQ Composite Index**<F13>                         86.13%       45.53%

 *<F12> The Fund's 1 year and average annual total return since inception reflect the maximum 3.00% front end sales load.
**<F13> The Russell 2000 Index is an unmanaged index generally representative of the U.S. market for small cap stocks. The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market for large cap stocks. The NASDAQ Composite Index is an unmanaged index generally representative of the market for over-the-counter stocks. The Fund returns presented above include operating expenses that reduce returns, while the returns of the Russell 2000, S&P 500 and NASDAQ Composite Indexes do not include operating expenses.

                             FUND FEES AND EXPENSES

  The table and footnotes which follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                RETAIL CLASS
                                                                ------------
     SHAREHOLDER FEES
     (fees paid directly from your investment)

     Maximum Sales Charge (Load) Imposed on Purchases
       (as a percentage of offering price)                        3.00%(1)<F14>
     Maximum Deferred Sales Charge (Load)
       (as a percentage of offering price)                        NONE
     Redemption Fee (as a percentage of amount redeemed)          NONE*<F17>
     Exchange Fee                                                 NONE

     ANNUAL FUND OPERATING EXPENSES
     (expenses that are deducted from Fund assets)

     Management Fees                                              1.00%
     Distribution (12b-1) Fees                                    0.25%(2)<F15>
     Other Expenses                                               1.31%(3)<F16>
                                                                  -----
     TOTAL ANNUAL FUND OPERATING EXPENSES                         2.56%(3)<F16>
          Expenses Reimbursed by the Fund's Adviser              (0.56)%
                                                                  -----
     NET OPERATING EXPENSES                                       2.00%

    (1)<F14> Certain investors may be exempt from paying some or all of this load. See "HOW TO PURCHASE FUND SHARES."
    (2)<F15> Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and could cost long-term investors more than other types of sales charges.
    (3)<F16> For the fiscal year ended September 30, 1999, GCM agreed to waive a portion of its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Retail Class' Total Operating Expenses did not exceed 2.00% of the Fund's average daily net assets. GCM has agreed to continue this waiver/reimbursement policy for the year ending September 30, 2000.
      *<F17> There is a service fee of $12.00 for redemptions effected via wire transfer.

                                    EXAMPLE

  The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund, minus the 3.00% maximum sales charge, for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you have a 5% return each year and that the Fund's total annual operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

               1 YEAR     3 YEARS     5 YEARS        10 YEARS
               ------     -------     -------        --------
                $497       $1,019      $1,566         $3,054

                     ADDITIONAL INFORMATION ABOUT THE FUND

                        INVESTMENT STRATEGY AND APPROACH

  In managing the Fund's portfolio, GCM seeks to make investments in growth stocks with an emphasis on those domestic companies whose growth potential, in GCM's opinion, has been overlooked by Wall Street analysts. The Fund will generally invest in companies with market capitalizations ranging from $100 million to $2 billion. GCM's general approach is to take advantage of investment and trading opportunities that investors might not otherwise have the time, expertise or inclination to exploit themselves.

  When making investment decisions, GCM generally evaluates the fundamental and technical prospects for a company using information and analyses from numerous sources. GCM evaluates a company's sales and earnings growth; earnings power, trends and predictability; industry, economic and political trends; relative valuation; and liquidity, to determine whether the security has the growth potential suitable for the Fund. The Fund buys securities GCM believes possess earnings prospects that have been underestimated by Wall Street analysts. The Fund typically sells a security when it shows deteriorating fundamentals or its earnings fall short of GCM's expectations. The Fund may also employ rapid trading strategies to capture incremental changes in the prices of securities and to enhance the Fund's after-tax return.

                     IMPLEMENTATION OF INVESTMENT OBJECTIVE

IN GENERAL

  In implementing its investment objective, the Fund may invest in the following securities and use the following investment techniques, all with the following associated risks.

TEMPORARY STRATEGIES

  When GCM believes that adverse economic or market conditions justify such action, the Fund may invest up to 100% of its assets temporarily in short-term fixed-income securities. Short-term fixed-income securities include U.S. government securities, certificates of deposit, bank time deposits, bankers' acceptances, repurchase agreements and commercial paper and commercial paper master notes rated A-1 or better by S&P, Prime-1 or better by Moody's, Duff 2 or higher by D&P or Fitch 2 or higher by Fitch. It is impossible to predict when or for how long GCM may employ these strategies for the Fund. To the extent the Fund engages in any of these temporary strategies, the Fund may not achieve its investment objective.

ILLIQUID SECURITIES

  The Fund may invest up to 10% of the value of its net assets in illiquid securities.

ADRS

  The Fund may invest up to 25% of the value of its net assets in ADRs or other instruments denominated in U.S. dollars. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security and denominated in U.S. dollars. Investments in ADRs may involve risks which are in addition to the usual risks inherent in domestic investments. In many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. Additionally, many foreign companies are not subject to uniform accounting, auditing and financial reporting standards. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

OPTIONS AND FUTURES TRANSACTIONS.

  The Fund may engage in options and futures transactions which are sometimes referred to as derivative transactions. The Fund's options and futures transactions may include instruments such as stock index options and futures contracts. Such transactions may be used for several reasons, including hedging unrealized portfolio gains. The Fund will not enter into options and futures transactions if more than 50% of the Fund's net assets would be committed to such instruments. The Fund may hold a futures or options position until its expiration, or it can close out such a position before then at current value if a liquid secondary market is available. If the Fund cannot close out a position, it may suffer a loss apart from any loss or gain experienced at the time the Fund decided to close the position.

SHORT SALES

  The Fund may engage in short sale transactions in securities listed on one or more national securities exchanges, or in unlisted securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, the Fund incurs an obligation to replace the borrowed security at whatever its price may be at the time the Fund purchases it for delivery to the lender. When a short sale transaction is closed out, any gain or loss on the transaction is taxable as a short term capital gain or loss. All short sales will be fully collateralized, and no short sale will be effected which would cause the aggregate market value of all securities sold short to exceed 25% of the value of the Fund's net assets. The Fund limits short sales of any one issuer's securities to 2% of the Fund's total assets and to 2% of any one class of the issuer's securities.

SHORT-TERM TRADING

  The Fund trades actively and frequently. The Fund's portfolio turnover rates for the fiscal years ending September 30, 1999, 1998 and the fiscal period ending September 30, 1997 were 814.67%, 353.27% and 204.05%, respectively. The portfolio turnover rate indicates changes in the Fund's securities holdings; generally if all the securities in the Fund at the beginning of the period are replaced by the end of the period, the turnover rate would be 100%. You may realize taxable gains as a result of such frequent trading of the Fund's assets and the Fund will incur transaction costs in connection with buying and selling securities. Tax and transaction costs lower the Fund's effective return for investors. Long-term capital gains are desirable from a taxation standpoint and GCM strives for these gains where possible. Trading focuses on low transaction costs and efficient trading systems.

                                FUND MANAGEMENT

  The Fund has entered into an Investment Advisery Agreement with GCM under which GCM manages the Fund's investments and business affairs, subject to the supervision of the Fund's Board of Trustees.

  GCM was founded in 1989 and serves as investment adviser to individual and institutional clients. As of December 31, 1999, GCM managed approximately $394 million in assets. GCM is located at 100 South Rockland Falls Road, Rockland, Delaware 19732. Under the Investment Advisery Agreement, the Fund compensates GCM for its investment advisery services at the annual rate of 1.00% of the Fund's average daily net assets. For the fiscal year ended September 30, 1999, GCM agreed to waive its management fee and/or reimburse the operating expenses to the extent necessary to ensure that the Retail class' total operating expenses did not exceed 2.00% of the Fund's average daily net assets. GCM has agreed to continue this waiver/reimbursement policy for the fiscal year ending September 30, 2000. Any such waiver or reimbursement will have the effect of lowering the overall expense ratio for the Retail class and increasing the Retail class' overall return to investors at the time any such amounts were waived and/or reimbursed.

  The Fund is currently managed by Richard H. Gould. Mr. Gould has been with GCM since 1994. Prior to joining GCM, Mr. Gould was an equity analyst with PNC Investment Management and co-managed the PNC Small Cap Growth Fund, currently called the Blackrock Small Cap Growth Fund. Mr. Gould is a Chartered Financial Analyst and a Chartered Market Technician. Mr. Gould received his BS in 1982 and his MBA in Finance in 1985 from The Pennsylvania State University.

  Charles S. Cruice has been the President of GCM since 1989. Mr. Cruice began his career at Dean Witter Reynolds, Inc. in 1974 and joined Friess Associates Inc., an investment management company, in 1978. Mr. Cruice holds a BA from the University of Denver.

                    CUSTODIAN, TRANSFER AGENT, ADMINISTRATOR
                              AND FUND ACCOUNTANT

  Firstar Bank, N.A. ("Firstar Bank"), acts as custodian of the Fund's assets. Firstar Mutual Fund Services, LLC ("Firstar") acts as transfer agent (the "Transfer Agent") for the Fund and as the Fund's Administrator and Fund Accountant.

                                  DISTRIBUTOR

  AmeriPrime Financial Securities, Inc. (the "Distributor"), serves as the principal underwriter to distribute the Fund's shares. Pursuant to an Underwriting Agreement with the Fund, the Distributor will be paid an annual fee. In addition, certain distribution and shareholder servicing fees may be paid to the Distributor.

                          HOW TO PURCHASE FUND SHARES

INITIAL INVESTMENT -- MINIMUM $2,000

  You may purchase Retail class shares by completing the enclosed application and mailing it along with a check or money order payable to "The Rockland Growth Fund Retail Class," to your securities dealer, the Distributor or the Transfer Agent. The minimum initial investment in the Fund's Retail Class is $2,000. Subsequent investments in the amount of at least $100 may be made by mail or by wire. For investors using the Automatic Investment Plan, the minimum investment is $100. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment should be made by check or money order drawn on a U.S. bank, savings and loan, or credit union. Minimum investments are waived for employee benefit plans qualified under Sections 401, 403(b)(7) or 457 of the Internal Revenue Code. These minimums can be changed or waived by the Fund at any time. Shareholders will be given at least 30 days' notice of any increase in the minimum dollar amount of subsequent investments.

  If your check does not clear, you will be charged a $25.00 service fee. You will also be responsible for any losses suffered by the Retail class as a result. Neither cash nor third-party checks will be accepted. All applications to purchase Retail class shares are subject to acceptance by the Fund and are not binding until so accepted. The Fund reserves the right to decline or accept a purchase order application in whole or in part.

WIRE PURCHASES

  You may purchase Retail class shares by wire. Please instruct your bank to use the following instructions when wiring funds:

          Wire to:            Firstar Bank, N.A.
                              ABA Number 075000022

          Credit:             Firstar Mutual Fund Services, LLC
                              Account 112-952-137

          Further Credit:     The Rockland Growth Fund, Retail Class
                              (shareholder account number)
                              (shareholder name/account registration)

  Please call 1-800-497-3933 prior to wiring any funds to notify the Transfer Agent that the wire is coming and to confirm the wire instructions. The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

TELEPHONE PURCHASES

  You may purchase Retail class shares by moving money from your bank account to your Fund account. Only bank accounts held at domestic financial institutions can be used for telephone transactions. To have your Retail class shares purchased at the net asset value determined as of the close of regular trading on a given date, the Transfer Agent must receive both the purchase order and payment by Electronic Funds Transfer before the close of regular trading on such date. Most transfers are completed within three business days. Telephone transactions may not be used for initial purchases of Retail class shares.

AUTOMATIC INVESTMENT PLAN -- MINIMUM $100

  The Automatic Investment Plan ("AIP") allows you to make regular, systematic investments in the Fund from your bank checking account. The Fund will reduce the minimum initial investment to $100 for investors using the AIP. To establish the AIP, complete the appropriate section in the Fund's application. Under the AIP, you may choose to make investments on any business day from your financial institution in amounts of $100 or more.

  The AIP is a method of using dollar cost averaging which is an investment strategy that involves investing a fixed amount of money at a regular time interval. However, a program of regular investment cannot ensure a profit or protect against a loss from declining markets. By always investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Please refer to the SAI for additional information regarding the AIP, or call 1-800-497-3933.

SUBSEQUENT INVESTMENTS -- MINIMUM $100.

  Additions to your account may be made by mail, wire or telephone. When making an additional purchase by mail, enclose a check payable to "The Rockland Growth Fund Retail Class" along with the Additional Investment Form provided on the lower portion of your account statement. To make an additional purchase by wire, please use the wiring instructions listed above.

OFFERING PRICE

  Retail class shares are sold on a continual basis at the next Offering Price, which is the sum of the net asset value per share (next computed following (i) receipt of an order in proper form by a dealer, the Distributor or the Transfer Agent, as the case may be, and (ii) acceptance of such order by the Fund) and the sales charge as set forth below. Net asset value per share is calculated once daily as of the close of trading (generally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange is open. See "VALUATION OF FUND SHARES." The sales charge imposed on purchases of Fund shares is as follows:

                                                   TOTAL SALES CHARGE
                                         --------------------------------------

                                       AS A PERCENTAGE OF    AS A PERCENTAGE OF
           AMOUNT INVESTED               OFFERING PRICE       YOUR INVESTMENT
   -------------------------------     ------------------    ------------------
   Less than $100,000                         3.00%                 3.09%
   $100,000 but less than $250,000            2.00%                 2.04%
   $250,000 but less than $500,000            1.00%                 1.01%
   $500,000 and above                    No sales charge       No sales charge

  Investors described under "Purchases at Net Asset Value," below, may purchase shares of the Retail class without the imposition of a sales charge. In addition, no sales charge is imposed on the reinvestment of dividends or capital gains.

PURCHASES AT NET ASSET VALUE.

  The following individuals and institutions may purchase Retail class shares without the imposition of a sales charge:

   (i) employee benefit plans qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended, subject to minimum requirements with respect to the number of employees or amount of purchase, which may be established by the Fund (currently, those criteria require that the employer establishing the plan have 1,000 or more eligible employees);

   (ii) trustees, officers, and full-time employees of the Trust, the Fund, GCM and the Distributor, and to employees and principals of related organizations and their families and certain parties related thereto, including clients and related accounts of GCM;

   (iii) registered securities brokers and dealers which have entered into a sales agreement with the Distributor, and their affiliates, for their investment account only;

   (iv) registered personnel and employees of such securities brokers and dealers referred to in (iii) above, and their spouses and family members, in accordance with the internal policies and procedures of the employing securities dealer;

   (v) investment advisers, financial planners and their clients who are charged a management, consulting or other fee for their services and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent; and

   (vi) in connection with acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

  Please call 1-800-497-3933 for more information on purchases at net asset value.

REDUCING SALES CHARGES

  There are two ways that you can combine multiple purchases of Retail class shares to take advantage of the breakpoints in the sales charge schedule: you may participate in the Fund's Right of Accumulation or execute a Letter of Intent. Both options are described in detail in the SAI.

DISTRIBUTION PLAN

  The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act (the "Plan"), which allows the Retail class to pay a distribution fee for the promotion and distribution of shares and for personal services provided to shareholders. The Retail class may be required to pay the Distributor a distribution fee of up to 0.25% of its average daily net assets computed on an annual basis.

                              HOW TO REDEEM SHARES

IN GENERAL

  You may request redemption of part or all of your Retail class shares at any time. No redemption request will become effective until all documents have been received in proper form (as described below) by the Transfer Agent. You should contact the Transfer Agent for further information concerning documentation required for a redemption of Retail class shares. The Fund normally will mail your redemption proceeds the next business day and, in any event, no later than seven business days after receipt of a redemption request in good order. However, if you make a purchase by check, the Fund may hold payment on redemption proceeds until it is reasonably satisfied that the check has cleared; this may take up to twelve days from the purchase date.

  Redemptions may also be made through brokers or dealers. Such redemptions will be effected at the net asset value next determined after the Fund receives the broker or dealer's instructions to redeem shares. Some brokers or dealers may charge a fee in connection with such redemptions.

  Investors who have an Individual Retirement Account ("IRA") must indicate on their redemption requests whether or not federal income tax should be withheld. Redemption requests failing to make an election will be subject to withholding.

WRITTEN REDEMPTION

  For most redemption requests, you need only furnish a written, unconditional request to the Fund's Transfer Agent. Requests for redemption must be signed exactly as the shares are registered, including the signature of each joint owner. You must also specify the number of shares or dollar amount to be redeemed. Redemption proceeds made by written redemption request may also be wired to a commercial bank that you have authorized on your account application. The Transfer Agent charges a $12.00 service fee for wire transactions. Additional documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent's post office box, of redemption requests does not constitute receipt by the Transfer Agent or the Fund. Do not mail letters by overnight courier to the post office box. Any written redemption request received within 15 days after an address change must be accompanied by a signature guarantee.

TELEPHONE REDEMPTION

  You may also redeem your shares by calling the Transfer Agent at 1-800-497-3933. In order to utilize this procedure, you must have previously elected this option on your account application and the redemption proceeds must be mailed directly to you or a predesignated account. To change the designated account, send a written request with signature(s) guaranteed to the Transfer Agent. To change the address, call the Transfer Agent or send a written request with signature(s) guaranteed to the Transfer Agent. No telephone redemptions may be made within 15 days of any address change. The Fund reserves the right to limit the number of telephone redemptions you may make. You may not modify or cancel a telephone redemption request.

  The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmations of all such transactions, and/or tape recording all telephone instructions. Assuming procedures such as the above have been followed, neither the Fund nor the Transfer Agent will be liable for any loss, cost, or expense for acting upon an investor's telephone instructions or for any unauthorized telephone redemption. The Fund reserves the right to refuse a telephone redemption request.

SIGNATURE GUARANTEES

  Signature guarantees are required for:

  (i) redemption requests to be mailed or wired to a person other than the registered owner(s) of the shares;

  (ii) redemption requests to be mailed or wired to other than the address of record; and

  (iii) any redemption request if a change of address request has been received by the Fund or Transfer Agent within the last 15 days.

  A signature guarantee may be obtained from any eligible guarantor including banks, savings associations, credit unions, brokerage firms and others.

TERMINATION OF ACCOUNTS

  Your account may be terminated by the Fund on not less than 30 days' notice if, at the time of any redemption of shares in your account, the value of the remaining shares in the account falls below $2,000. Upon any such termination, a check for the redemption proceeds will be sent to the account of record within seven days of the redemption.

                            VALUATION OF FUND SHARES

  The Fund's share price is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business and is calculated by taking the fair value of the Retail class' total assets, including interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The Fund does not determine its net asset value on days the NYSE is closed. Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays falls on a Saturday, the NYSE is not open on the preceding Friday and if a holiday falls on a Sunday, the NYSE is not open on the following Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period.

                     DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS
                               AND TAX TREATMENT

  For federal income tax purposes, all dividends and distributions of net realized short-term capital gains you receive from the Fund are taxable to you as ordinary income whether reinvested in additional shares or received in cash. Distributions of net realized long-term capital gains you receive from the Fund, whether received in cash or reinvested in additional shares, are taxable as a capital gain. The capital gain holding period and the applicable tax rate is determined by the length of time the Fund has held the security and not the length of time you have held shares in the Retail class. You will be informed annually as to the amount and nature of all dividends and capital gains paid during the prior year. Such capital gains and dividends may also be subject to state or local taxes. If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.

  Dividends and capital gains, if any, are usually distributed annually in December. When a dividend or capital gain is distributed, the Retail class' net asset value will decrease by the amount of the payment. A dividend paid shortly after the purchase of Retail shares will reduce the net asset value of the shares purchased by the amount of the dividend. All dividends or capital gains distributions will automatically be reinvested in additional shares of the Retail class at the then prevailing net asset value unless you specifically request that either dividends or capital gains or both be paid in cash. The election to receive dividends in cash or reinvest them in shares may be changed by writing to the Fund at P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Such notice must be received at least 10 days prior to the record date of any dividend or capital gain distribution.

                                YEAR 2000 ISSUES

  The Fund's operations depend on the seamless functioning of computer systems in the financial service industry, including those of GCM, Firstar and Firstar Bank. GCM has made compliance with Year 2000 issues a high priority and has taken steps that it believes are reasonably designed to address Year 2000 issues with respect to its computer systems. Comparable steps were being taken by Firstar and Firstar Bank. GCM does not anticipate that Year 2000 issues will have a material impact on its ability to continue to fulfill its duties as investment adviser to the Fund. However, there can be no assurance that the value of the Fund's investments will not be adversely affected by Year 2000 issues.

                        FINANCIAL HIGHLIGHTS OF THE FUND

  The financial highlights table is intended to help you understand the financial performance of the Fund's Retail shares for the period from December 2, 1996 (commencement of operations) through September 30, 1997 and for the fiscal years ending September 30, 1998 and 1999. Certain information reflects financial results for a single Fund share. The total returns presented in the table represent the rate that an investor would have earned on an investment in the Fund for the stated periods (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

                                                                                                           DECEMBER 2, 1996 (1)<F18>
                                                                      YEAR ENDED           YEAR ENDED               THROUGH
                                                                  SEPTEMBER 30, 1999   SEPTEMBER 30, 1998      SEPTEMBER 30, 1997
                                                                  ------------------   ------------------      ------------------
Net asset value, beginning of year or period                           $ 11.17              $ 14.42                $ 10.00
Income from investment operations:
   Net investment loss                                                   (0.25)(3)<F20>       (0.20)(2)<F19>         (0.15)(3)<F20>
   Net realized and unrealized gains (losses)
     on investments                                                       8.33                (2.73)                  4.57
                                                                       -------              -------                -------
          Total from investment operations                                8.08                (2.93)                  4.42
                                                                       -------              -------                -------

Less distributions:
   Dividends in excess of net investment income                             --                   --                     --
   Distributions in excess of net realized
     capital gains                                                          --                (0.18)                    --
   Return of capital                                                        --                (0.14)                    --
                                                                       -------              -------                -------
          Total distributions                                               --                (0.32)                    --
                                                                       -------              -------                -------
Net asset value, end of year or period                                 $ 19.25              $ 11.17                $ 14.42
                                                                       -------              -------                -------
                                                                       -------              -------                -------

Total return (4)<F21> (5)<F22>                                          72.34%              (20.44%)                44.20%

Supplemental data and ratios
   Net assets, end of period                                        $2,363,867           $1,137,385               $921,991
   Ratio of operating expenses
     to average net assets(6)<F23> (7)<F24>                              2.00%                2.00%                  2.00%
   Ratio of net investment loss
     to average net assets (6)<F23> (7)<F24>                            (1.59%)              (1.72%)                (1.36%)
   Portfolio turnover rate(8)<F25>                                     814.67%              353.27%                204.05%

(1)<F18>   Commencement of operations.
(2)<F19> Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)<F20> Net investment loss per share represents net investment loss divided by the monthly average shares of beneficial interest outstanding throughout the period.
(4)<F21> Not annualized for the period December 2, 1996 through September 30, 1997.
(5)<F22>   The total return does not reflect the 3% front-end sales charge.
(6)<F23>   Annualized for the period December 2, 1996 through September 30,
           1997.
(7)<F24> Without expense reimbursements of $96,798, $107,092 and $120,419 for the year ended September 30, 1999, 1998 and the period December 2, 1996 through September 30, 1997, respectively, the ratio of operating expenses to average net assets would have been 2.56%, 2.85% and 4.23%, respectively, and the ratio of net investment loss to average net assets would have been (2.15%), (2.57%) and (3.60%).
(8)<F25> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                             ADDITIONAL INFORMATION

                                    TRUSTEES
                               Mr. Charles Cruice
                               Mr. Richard Gould
                              Mr. Edwin Moats, Jr.
                               Dr. Peter Utsinger
                               Mr. Richard Vague

                                    OFFICERS
                         Mr. Charles Cruice, President
                          Mr. Richard Gould, Treasurer
                          Mr. Jeffrey Rugen, Secretary

                               INVESTMENT ADVISER
                      Greenville Capital Management, Inc.
                         100 South Rockland Falls Road
                              Rockland, DE  19732

                                   CUSTODIAN
                               Firstar Bank, N.A.
                           777 East Wisconsin Avenue
                              Milwaukee, WI  53202

               TRANSFER AGENT, ADMINISTRATOR AND FUND ACCOUNTANT
                       Firstar Mutual Fund Services, LLC
                                 1-800-497-3933

     For overnight deliveries, use:       For regular mail deliveries, use:
       Third Floor                          P.O. Box 701
       615 East Michigan Street             Milwaukee, WI 53201-0701
       Milwaukee, WI  53202

                            INDEPENDENT ACCOUNTANTS
                                    KPMG LLP
                              303 E. Wacker Drive
                               Chicago, IL  60601

                                  DISTRIBUTOR
                      AmeriPrime Financial Securities Inc.
                        1793 Kingswood Drive, Suite 200
                            Southlake, Texas  76092

                                 LEGAL COUNSEL
                          Morgan, Lewis & Bockius LLP
                               1701 Market Street
                            Philadelphia, PA  19103

                        (THE ROCKLAND GROWTH FUND LOGO)

  The SAI contains additional information about the Fund. Additional information about the Fund's investments is contained in the Fund's annual and semi-annual reports to shareholders. The Fund's annual report provides a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's SAI, which is incorporated by reference into this Prospectus, annual reports and semi-annual reports are available without charge upon request to the address, toll-free telephone number, or Website noted on the cover page of this Prospectus. These documents may also be obtained from certain financial intermediaries who purchase or sell Fund shares. General inquiries regarding the Fund can be directed to the Fund at the address and toll-free telephone number on the cover page of this Prospectus.

  Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Please call the SEC at 1-800-SEC-0330 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are also available on the SEC's Internet Website located at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

  No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Fund's Statement of Additional Information ("SAI"), and if given or made, such information or representations may not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer to sell securities in any state to any person to whom it is unlawful to make such an offer in such state.

  The Fund's 1940 Act File Number is 811-7743.